                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant  /X/
Filed by a Party other than the Registrant  / /

Check the appropriate box:
/X/  Preliminary Proxy Statement  / /  Confidential, for Use of the Commission
                                       Only
/ /  Definitive Proxy Statement     (as permitted by Rule 14a-6(e)(2))
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 204.14a-12

                              GENZYME CORPORATION
- --------------------------------------------------------------------------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                              GENZYME CORPORATION
- --------------------------------------------------------------------------------
                   (NAME OF PERSON(S) FILING PROXY STATEMENT)

Payment of Filing Fee (Check the appropriate box):
/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of Securities to which transaction applies:
- --------------------------------------------------------------------------------

     2) Aggregate number of securities to which transaction applies:
- --------------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed
        pursuant to       Exchange Act Rule 0-11:
- --------------------------------------------------------------------------------

     4) Proposed maximum aggregate value of transaction:
- --------------------------------------------------------------------------------

     5) Total fee paid:
- --------------------------------------------------------------------------------

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:
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     2) Form, Schedule or Registration Statement No.:
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     3) Filing Party:
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     4) Date Filed:
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

                              GENZYME CORPORATION
               ONE KENDALL SQUARE, CAMBRIDGE, MASSACHUSETTS 02139
                                 (617) 252-7500

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

     A special meeting of the stockholders of Genzyme Corporation, a Massachusetts corporation, will be held at the Company's offices at One Kendall Square, Cambridge, Massachusetts at 11:00 a.m. on Wednesday, July 24, 1996 for the following purposes:

     1. To approve an amendment to the Company's Articles of Organization that would increase the number of authorized shares of General Division Common Stock from 100,000,000 to 200,000,000 shares.

     2. To transact such other business as may properly come before the meeting.

     Only stockholders of record at the close of business on June 21, 1996 will be entitled to vote at the meeting.

     IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. THEREFORE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE YOUR PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE MEETING AND WISH TO VOTE IN PERSON, YOUR PROXY WILL NOT BE USED.

                                          By order of the Board of Directors,

                                          Peter Wirth
                                          Clerk

     Dated: July 1, 1996

                              GENZYME CORPORATION

               ONE KENDALL SQUARE, CAMBRIDGE, MASSACHUSETTS 02139
                            TELEPHONE (617) 252-7500

                                ---------------

                                PROXY STATEMENT
                                ---------------

                              GENERAL INFORMATION

     The enclosed proxy is solicited on behalf of the Board of Directors of Genzyme Corporation (the "Company" or "Genzyme") for use at the special meeting of stockholders to be held on Wednesday, July 24, 1996, and at any adjournments thereof.

     The authority granted by an executed proxy may be revoked at any time before its exercise by filing with the Clerk of the Company a written revocation or a duly executed proxy bearing a later date or by voting in person at the meeting. Shares represented by valid proxies will be voted in accordance with the specifications in the proxies. If no specifications are made, the proxies will be voted to approve the proposal listed in the notice on the cover page of this proxy statement.

     On June 21, 1996, the Company had outstanding          shares of General
Division Common Stock, $.01 par value (the "General Division Stock"),
and          shares of Tissue Repair Division Common Stock, $.01 par value (the
"TR Stock"), which are its only outstanding classes of voting stock. The holders of General Division Stock and TR Stock will vote together as a single class of stock on all matters that will be presented for consideration at the meeting. Each share of General Division Stock entitles the holder thereof to one vote and each share of TR Stock entitles the holder thereof to .29 votes. Only stockholders of record at the close of business on June 21, 1996 will be entitled to vote at the meeting. A majority in interest of the outstanding General Division Stock and TR Stock considered together as a single class, represented at the meeting in person or by proxy, constitutes a quorum for the transaction of business.

     The approximate date on which this proxy statement and accompanying proxy are first being sent or given to stockholders is July 1, 1996.

Dated: July 1, 1996

                                SHARE OWNERSHIP

     The following table and footnotes set forth certain information regarding the ownership of the Company's General Division Stock and TR Stock, and the common stock of Genzyme Transgenics Corporation ("GTC"), an affiliate of the Company, as of June 1, 1996 by (i) persons known by the Company to be beneficial owners of more than 5% of its General Division Stock or TR Stock, (ii) the Chief Executive Officer and each of the four other most highly compensated executive officers of the Company, (iii) each director of the Company, and (iv) all current executive officers and directors of the Company as a group:

                                                                             NUMBER OF SHARES
                                                                            BENEFICIALLY OWNED
                                                                                    (1)
                                                                           ---------------------
BENEFICIAL OWNER                                                             SHARES       PERCENT
- ----------------                                                            ---------     -------
Twentieth Century Companies, Inc. (2)
  4500 Main Street, P.O. Box 41820
  Kansas City, Missouri 64141
     General Division Stock..............................................  1,900,000       5.5
     TR Stock............................................................    700,000       5.6
Ark Asset Management (3)
  1 New York Plaza
  New York, New York 10041
     General Division Stock..............................................  1,775,000       5.1
     TR Stock............................................................          0        --
Henri A. Termeer (4)
     General Division Stock..............................................    448,941       1.3
     TR Stock............................................................    103,114         *
Geoffrey F. Cox (5)
     General Division Stock..............................................     78,240         *
     TR Stock............................................................     33,094         *
Gregory D. Phelps (6)
     General Division Stock..............................................     83,016         *
     TR Stock............................................................     43,871         *
Alan E. Smith (7)
     General Division Stock..............................................     72,499         *
     TR Stock............................................................     18,226         *
G. Jan van Heek (8)
     General Division Stock..............................................     28,839         *
     TR Stock............................................................     16,187         *
Henry E. Blair (9)
     General Division Stock..............................................     20,100         *
     TR Stock............................................................     11,736         *
Robert J. Carpenter (10)
     General Division Stock..............................................     12,680         *
     TR Stock............................................................     23,630         *
Charles L. Cooney (11)
  General Division Stock.................................................     17,400         *
  TR Stock...............................................................      7,689         *
Constantine E. Anagnostopoulos (12)
  General Division Stock.................................................     15,000         *
  TR Stock...............................................................      7,430         *
Henry R. Lewis (13)
  General Division Stock.................................................     15,300         *
  TR Stock...............................................................      7,065         *

                                                                             NUMBER OF SHARES
                                                                            BENEFICIALLY OWNED
                                                                                    (1)
                                                                           ---------------------
BENEFICIAL OWNER                                                              SHARES       PERCENT
- ----------------                                                             ---------     -------
Douglas A. Berthiaume (14)
  General Division Stock.................................................     16,850         *
  TR Stock...............................................................     11,015         *
All current executive officers and directors
  as a group (23 persons) (15)
  General Division Stock.................................................  1,446,191       4.0
  TR Stock...............................................................    482,671       3.7

- ---------------
* Indicates less than 1%

(1) Unless otherwise indicated in these footnotes, each stockholder has sole voting and investment power with respect to the shares listed in the table. Shares acquired for the account of any officer under the Genzyme 1990 Employee Stock Purchase Plan after March 31, 1996 are not included in the table.

(2) Represents shares held by entities or managed accounts over which Twentieth Century Companies, Inc. has investment discretion. Based on the Schedule 13F for the quarter ended March 31, 1996 filed with the Securities and Exchange Commission by Twentieth Century Companies, Inc.

(3) Based on the Schedule 13F for the quarter ended March 31, 1996 filed with the Securities and Exchange Commission by Ark Asset Management.

(4) The stock beneficially owned by Mr. Termeer includes 432,750 and 87,425 shares of General Division Stock and TR Stock, respectively, subject to stock options exercisable within the 60-day period following June 1, 1996 and 3,350 and 452 shares of General Division Stock and TR Stock, respectively, subject to currently exercisable warrants. In addition, Mr. Termeer owns 9,500 shares of GTC common stock and holds options to purchase 8,000 shares of GTC common stock that are exercisable within the 60-day period following June 1, 1996.

(5) The stock beneficially owned by Dr. Cox includes 74,646 and 20,608 shares of General Division Stock and TR Stock, respectively, subject to stock options exercisable within the 60-day period following June 1, 1996 and 3,594 and 12,486 shares of General Division Stock and TR Stock, respectively, held jointly with his wife.

(6) The stock beneficially owned by Mr. Phelps includes 79,616 and 33,050 shares of General Division Stock and TR Stock, respectively, subject to stock options exercisable within the 60-day period following June 1, 1996.

(7) The stock beneficially owned by Dr. Smith includes 69,646 and 17,071 shares of General Division Stock and TR Stock, respectively, subject to stock options exercisable within the 60-day period following June 1, 1996. In addition, Dr. Smith holds options to purchase 8,000 shares of GTC common stock that are exercisable within the 60-day period following June 1, 1996.

(8) The stock beneficially owned by Mr. van Heek includes 28,513 and 13,266 shares of General Division Stock and TR Stock, respectively, subject to stock options exercisable within the 60-day period following June 1, 1996.

(9) The stock beneficially owned by Mr. Blair includes 7,600 and 8,402 shares of General Division Stock and TR Stock, respectively, subject to stock options exercisable within the 60-day period following June 1, 1996. In addition, Mr. Blair owns 1,000 shares of GTC common stock and holds options to purchase 6,000 shares of GTC common stock that are exercisable within the 60-day period following June 1, 1996.

(10) The stock beneficially owned by Mr. Carpenter includes 3,200 and 5,800 shares of General Division Stock and TR Stock, respectively, subject to stock options exercisable within the 60-day period following June 1, 1996 and 1,000 and 135 shares of General Division Stock and TR Stock, respectively, subject to currently exercisable warrants. Also included are 246 and 33 shares of General Division Stock and TR Stock, respectively, held by his wife, and 1,000 and 135 shares of General Division Stock and TR Stock, respectively, subject to currently exercisable warrants held by his wife. Mr. Carpenter disclaims beneficial ownership of all shares held by his wife.

(11) The stock beneficially owned by Dr. Cooney includes 6,000 and 6,080 shares of General Division Stock and TR Stock, respectively, subject to stock options exercisable within the 60-day period following June 1, 1996 and 60 shares of General Division Stock held jointly with his wife.

(12) The stock beneficially owned by Dr. Anagnostopoulos includes 14,000 and 6,890 shares of General Division Stock and TR Stock, respectively, subject to stock options exercisable within the 60-day period following June 1, 1996.

(13) The stock beneficially owned by Mr. Lewis includes 14,000 and 6,890 shares of General Division Stock and TR Stock, respectively, subject to stock options exercisable within the 60-day period following June 1, 1996.

(14) The stock beneficially owned by Mr. Berthiaume includes 15,600 and 9,482 shares of General Division Stock and TR Stock, respectively, subject to stock options exercisable within the 60-day period following June 1, 1996. Also included are 1,000 and 1,500 shares of General Division Stock and TR Stock, respectively, held by his wife. Mr. Berthiaume disclaims beneficial ownership of all shares held by his wife.

(15) Includes 1,344,770 and 393,129 shares of General Division Stock and TR Stock, respectively, that are subject to outstanding stock options exercisable within the 60-day period following June 1, 1996 and 7,650 and 992 shares of General Division Stock and TR Stock, respectively, subject to currently exercisable warrants. Also includes 3,654 and 12,155 shares of General Division Stock and TR Stock, respectively, held jointly by officers and directors of Genzyme with their respective spouses. Also includes 1,330 and 1,544 shares of General Division Stock and TR Stock, respectively, held by the spouses of officers, 1,000 and 135 shares of General Division Stock and TR Stock, respectively, subject to currently exercisable warrants held by the spouse of a director, and 2,631 and 382 shares of General Division Stock and TR Stock, respectively, held by the spouses of officers for the benefit of the children of such officers. All such shares subject to warrants and stock options are treated as outstanding for the purpose of computing the stated percentage.

     Genzyme's officers and directors as a group own beneficially an aggregate of 32,500 shares of common stock, less than 1% of the shares outstanding, of GTC, including 22,000 shares subject to stock options exercisable within the 60-day period following June 1, 1996.

         PROPOSAL TO APPROVE AN AMENDMENT TO THE COMPANY'S ARTICLES OF
                     ORGANIZATION TO INCREASE THE NUMBER OF
                  AUTHORIZED SHARES OF GENERAL DIVISION STOCK

     On June 6, 1996, the Board of Directors of the Company approved and recommended to the stockholders that Articles III and IV of the Company's Articles of Organization be amended to increase the number of authorized shares of General Division Stock from 100,000,000 to 200,000,000 shares. On June 6, 1996, the Board of Directors declared a 2-for-1 stock split of shares of General Division Stock (the "Stock Split"), subject to stockholder approval of the proposed amendment. The Stock Split will be effected by means of a 100% stock dividend payable on July 25, 1996 to stockholders of record on July 11, 1996.

     The principal reason for the proposed amendment is to ensure that a sufficient number of shares are available to effect the Stock Split. As of June 1, 1996, there were 34,608,109 shares of General Division Stock issued and outstanding and 13,763,125 shares reserved for issuance upon the exercise of outstanding options, warrants and employee stock purchase rights. In addition, the Board of Directors believes that it is important to ensure that the Company will continue to have an adequate number of authorized and unissued shares of General Division Stock available for future use. If the proposed amendment is adopted by the stockholders, the additional authorized General Division Stock would be available for issuance from time to time for such corporate purposes as financings, acquisitions, future stock splits and future stock dividends, as the Board of Directors may deem appropriate, without the necessity of further amendment to the Articles of Organization.

     The issuance of additional shares of General Division Stock, while providing desirable flexibility in carrying out corporate purposes, could have the effect of making it more difficult for a third party to acquire, or of discouraging a third party from acquiring, a majority of the outstanding voting stock of the Company. In addition, the issuance of additional shares of General Division Stock could also dilute the interests of existing holders of General Division Stock.

     The affirmative vote of the holders of a majority in interest of the outstanding General Division Stock and TR Stock, voting together as a single class, is required to approve the proposed amendment to the Articles of Organization. Therefore, abstentions and broker non-votes will have the effect of negative votes.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL.

                       DEADLINE FOR STOCKHOLDER PROPOSALS

     In order for a stockholder proposal to be considered for inclusion in the Company's proxy materials for the 1997 annual meeting, it must be received by the Company at One Kendall Square, Cambridge, Massachusetts 02139, Attention:
David J. McLachlan, no later than December 13, 1996.

                            EXPENSES OF SOLICITATION

     The Company will bear the cost of the solicitation of proxies on behalf of the Board of Directors, including the charges and expenses of brokerage firms and others of forwarding solicitation material to beneficial owners of stock. In addition to use of the mails, proxies may be solicited by officers and employees of the Company in person or by telephone. Genzyme has retained a professional proxy solicitation firm to assist in the solicitation of proxies at a cost that Genzyme anticipates will not exceed $10,000.

                                 OTHER MATTERS

     The Board of Directors does not know of any business to come before the meeting other than the matter described in the notice. If other business is properly presented for consideration at the meeting, the enclosed proxy authorizes the persons named therein to vote the shares in their discretion.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

          PROXY FOR THE SPECIAL MEETING OF STOCKHOLDERS JULY 24, 1996

                              GENZYME CORPORATION
                      Tissue Repair Division Common Stock

        The undersigned stockholder of Genzyme Corporation (the "Company") hereby appoints Henri A. Termeer, David J. McLachlan and Peter Wirth, and each of them acting singly, the attorneys and proxies of the undersigned, with full power of substitution, to vote on behalf of the undersigned all the shares of Tissue Repair, Division Common Stock of the Company that the undersigned is entitled to vote at the Special Meeting of Stockholders of the Company to be held on July 24, 1996, and at all adjournments thereof, hereby revoking any proxy heretofore given with respect to such shares.

        THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER(S). IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1. IN THEIR DISCRETION, THE PROXIES ARE ALSO AUTHORIZED TO VOTE UPON SUCH MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

                                                           Mark Here For    /  /
                        PLEASE SIGN AND MAIL PROXY TODAY   Address Change
                                                           and Note on Reverse


                 (CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)
                                                                    ------------
                                                                     SEE REVERSE
                                                                         SIDE
                                                                    ------------
- --------------------------------------------------------------------------------

/x/ Please mark your
    votes as in this
    example


1. Proposal to amend the Company's Articles of Organization to increase the number of authorized shares of General Division Common Stock from 100,000,000 to 200,000,000.

                 FOR                 AGAINST             ABSTAIN

                 / /                   / /                 / /


Signature: _______________________________________ Date: ______________________

Signature: _______________________________________ Date: ______________________
                    (if held jointly)

NOTE: Please sign exactly as name appears on stock certificate. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partner, please sign in partnership name by authorized person.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
          PROXY FOR THE SPECIAL MEETING OF STOCKHOLDERS JULY 24, 1996
                              GENZYME CORPORATION
                         General Division Common Stock

        The undersigned stockholder of Genzyme Corporation (the "Company") hereby appoints Henri A. Termeer, David J. McLachlan and Peter Wirth, and each of them acting singly, the attorneys and proxies of the undersigned, with full power of substitution, to vote on behalf of the undersigned all the shares of General Division Common Stock of the Company that the undersigned is entitled to vote at the Special Meeting of Stockholders of the Company to be held on July 24, 1996, and at all adjournments thereof, hereby revoking any proxy heretofore given with respect to such shares.

        THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER(S). IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1. IN THEIR DISCRETION, THE PROXIES ARE ALSO AUTHORIZED TO VOTE UPON SUCH MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

                                                           Mark Here For  / /
                        PLEASE SIGN AND MAIL PROXY TODAY   Address Change
                                                           and Note on Reverse

                 (CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

                                                             /SEE REVERSE SIDE/

/X/ Please mark your
    vote as in this
    example.


1. Proposal to amend the Company's Articles of Organization to increase the number of authorized shares of General Division Common Stock from 100,000,000 to 200,000,000.

                   For              Against          Abstain
                  / /                 / /              / /


Signature:________________Date:_________Signature:_______________ Date:_________
                                                 (If held jointly)

NOTE: Please sign exactly as name appears on stock certificate. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partner, please sign in partnership name by authorized person.